As filed with the Securities and Exchange Commission on April 14, 2003

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

AVICI SYSTEMS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	02-0493372
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

101 Billerica Avenue

North Billerica, MA 01862

(978) 964-2000

(Address of Principal Executive Offices) (Zip Code)

AVICI SYSTEMS INC.

2000 Non-Employee Director Stock Option Plan

2000 Employee Stock Purchase Plan

(Full title of the plans)

Peter C. Anastos, Esq.

Avici Systems Inc.

101 Billerica Avenue

North Billerica, MA 01862

(Name and Address of Agent for Service of Process)

(978) 964-2000

(Telephone Number, Including Area Code, of Agent For Service)

Copy to:

John A. Meltaus, Esq.

Testa, Hurwitz & Thibeault, LLP

125 High Street

Boston, Massachusetts 02110

(617) 248-7000

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Share		Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(1)
2000 Non-Employee Director Stock Option Plan Common Stock (par value $.0001 per share)	22,500	$4.08	(2)	$91,800	$7.43

2000 Employee Stock Purchase Plan Common Stock (par value $.0001 per share)	61,460	$4.08	(2)	$250,757	$20.28

Total	83,960			$342,557	$27.71

(1)	Calculated pursuant to Section 6(b) of the Securities Act of 1933, as amended.

(2)	The price of $4.08 per share, which is the average of the high and low price of the Common Stock of the Registrant as reported on the Nasdaq National Market on April 11, 2003, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(c) of the Securities Act and has been used only for those shares without a fixed exercise price.

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This Registration Statement registers additional securities of the same class as other securities for which a Registration Statement on Form S-8 (No. 333-48178) relating to Avici’s 2000 Non-Employee Director Stock Option Plan and 2000 Employee Stock Purchase Plan is effective. Pursuant to General Instruction E of Form S-8, the contents of the above-listed Registration Statement are hereby incorporated by reference.

Item 8.    Exhibits.

Exhibit No.	Description
3.1	Fourth Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

3.2

Certificate of Amendment of Fourth Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.2 to the Form 10-K of the Registrant for the fiscal year ended December 31, 2002 and incorporated herein by reference)

3.3

Certificate of Designation of Series A Junior Participating Preferred Stock of the Registrant (filed as Exhibit 3.3 to the Form 10-K of the Registrant for the fiscal year ended December 31, 2002 and incorporated herein by reference)

3.4

Certificate of Amendment of Certificate of Designation of Series A Junior Participating Preferred Stock of the Registrant (filed as Exhibit 3.4 to the Form 10-K of the Registrant for the fiscal year ended December 31, 2002 and incorporated herein by reference)

3.5	Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.4 to the Registration Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

4.1	2000 Non-Employee Director Stock Option Plan (filed as Exhibit 10.4 to the Registration Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

4.2	Amended 2000 Employee Stock Purchase Plan (filed as Exhibit 10.3 to the Form 10-K of the Registrant for the fiscal year ended December 31, 2001 and incorporated herein by reference)

5.1	Opinion of Testa, Hurwitz & Thibeault, LLP

23.1	Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1)

23.2	Consent of Ernst & Young LLP

24.1	Power of Attorney (included as part of the signature page of this Registration Statement)

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billerica in the State of Massachusetts, on this 14th day of April, 2003.

AVICI SYSTEMS INC.

By:	/s/ PAUL F. BRAUNEIS
Paul F. Brauneis Chief Financial Officer, Senior Vice President of Finance and Administration and Treasurer

POWER OF ATTORNEY AND SIGNATURES

We, the undersigned officers and directors of Avici Systems Inc., hereby severally constitute and appoint Paul F. Brauneis, our true and lawful attorney, with full power to him, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable Avici Systems Inc., to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE

/s/ STEVEN B. KAUFMAN Steven B. Kaufman	President, Chief Executive Officer and Director (principal executive officer)

/s/ PAUL F. BRAUNEIS Paul F. Brauneis	Chief Financial Officer, Senior Vice President of Finance and Administration and Treasurer (principal financial officer and principal accounting officer)

/s/ SURYA R. PANDITI Surya R. Panditi	Chairman and Director

/s/ SANJIV AHUJA Sanjiv Ahuja	Director

/s/ STEPHEN M. DIAMOND Stephen M. Diamond	Director

/s/ RICHARD T. LIEBHABER Richard T. Liebhaber	Director

/s/ JAMES R. SWARTZ James R. Swartz	Director

/s/ HENRY ZANNINI Henry Zannini	Director

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INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Fourth Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

3.2

Certificate of Amendment of Fourth Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.2 to the Form 10-K of the Registrant for the fiscal year ended December 31, 2002 and incorporated herein by reference)

3.3

Certificate of Designation of Series A Junior Participating Preferred Stock of the Registrant (filed as Exhibit 3.3 to the Form 10-K of the Registrant for the fiscal year ended December 31, 2002 and incorporated herein by reference)

3.4

Certificate of Amendment of Certificate of Designation of Series A Junior Participating Preferred Stock of the Registrant (filed as Exhibit 3.4 to the Form 10-K of the Registrant for the fiscal year ended December 31, 2002 and incorporated herein by reference)

3.5	Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.4 to the Registration Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

4.1	2000 Non-Employee Director Stock Option Plan (filed as Exhibit 10.4 to the Registration Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

4.2	Amended 2000 Employee Stock Purchase Plan (filed as Exhibit 10.3 to the Form 10-K of the Registrant for the fiscal year ended December 31, 2001 and incorporated herein by reference)

5.1	Opinion of Testa, Hurwitz & Thibeault, LLP

23.1	Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1)

23.2	Consent of Ernst & Young LLP

24.1	Power of Attorney (included as part of the signature page of this Registration Statement)

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